Net financial expenses/(income)	12 Months Ended
Dec. 31, 2023
Analysis of income and expense [abstract]
Net financial expenses/(income)

6.	Net financial expenses/(income)
The following table summarizes the Company’s financial income and expenses, included within Net financial expenses:

	Years ended December 31,
	2023	2022	2021
	(€ million)
Interest income and other financial income	€2,678	€1,066	€188

Financial expenses:
Interest expense and other financial expenses:	1,064	959	545
Interest expense on notes	386	281	182
Interest expense on borrowings from bank	59	105	77
Other interest cost and financial expenses	619	573	286
Interest on lease liabilities	63	63	56
Write-down of financial assets	128	14	10
Net interest expense/(income) on employee benefits provisions	203	163	169
Total Financial expenses	1,458	1,199	780
Net expenses from derivative financial instruments and exchange rate differences	1,178	635	142
Total Financial expenses and Net expenses from derivative financial instruments and exchange rate differences	2,636	1,834	922

Net Financial expenses/(income)	€(42)	€768	€734
During the year ended December 31, 2023 there was €42 million net financial income as compared to €768 million net financial expense in the same period in 2022, primarily reflecting the improved yield on investments which is driven by the increase in interest rates and is partially offset by increased foreign exchange losses on cash denominated in Argentine
Peso, the write-down of the investment in supply chain finance funds for €132 million (Refer to Note 13, Financial assets for additional information) and the cost of newly issued bonds.
Net financial expenses/(income) for the year ended December 31, 2023, include €215 million losses (€198 million and €68 million losses for the years ended December 31, 2022 and 2021, respectively) on the net monetary position of entities whose functional currency is the currency of hyperinflationary economies, relating to Argentine Peso and Turkish
Lira.